Warrants Liabilities	12 Months Ended
Dec. 31, 2022
Warrants Liabilities [Abstract]
WARRANTS LIABILITIES

Note 11:- warrants liabilities

The Company issued in 2019 warrants to purchase a number of convertible Series B-1 convertible preferred shares, for an aggregate exercise price of $550. Following the Company became a public company, the warrants are convertible to the Company’s ordinary shares. The Company classified the warrants as freestanding and treated as liability pursuant to ASC 480 and remeasured every reporting period with any change to fair value recorded within financial expenses in the statements of operations.

As a result of the Merger, the Company assumed a derivative warrant liability related to 3,112,080 private placement warrants assumed by the Company pursuant to the Company became public.

The Company utilizes a Black-Scholes option pricing model to estimate the fair value of the private placement warrants and the convertible warrants (hereinafter: the warrants) and are considered a Level 3 fair value measurement. Black-Scholes option pricing model takes into consideration certain parameters in computation of the fair value of the warrants which the significant parameter is expected volatility. The Company computed a sensitivity analysis of the fair value to changes of the expected volatility. The volatility impact of +/-5% on the warrants’ fair value is approximately $360.

The warrants are measured at each reporting period, with changes in fair value recognized in the statement of operations. During 2022, 2021 and 2020, the Company recognized $(8,425), $3,083 and $235, respectively, with respects with those warrants as a finance expenses (income).